EXHIBIT 10.1

AMENDMENT NO. 3 dated as of December 31, 2004 to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of December 15, 2003 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the “Borrowers”), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank, National Association (formerly known as JPMorgan Chase Bank), as Administrative Agent and as Issuing Bank for the Lenders (the “Agent”), JPMorgan Chase Bank, National Association Toronto Branch (formerly known as JPMorgan Chase Bank, Toronto Branch) as Canadian Agent, Fleet National Bank , as Co-Syndication Agent and BNP Paribas, as Co-Syndication Agent (as the same may be amended, supplemented or otherwise modified, the “Credit Agreement”).

INTRODUCTORY STATEMENT

     The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.

     The Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions herein set forth.

     Therefore, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

     (A) Article 1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical sequence:

“2005 Convertible Subordinated Notes” shall mean LGEI’s convertible senior subordinated notes to be issued on or after January 1, 2005 in a principal amount not to exceed $150,000,000 in the aggregate which are not subject to maturity, redemption, prepayment or repurchase at the option of the holders prior to 2012 other than for a “Designated Event” as defined in Article 7 hereof and with all material terms (including the definition of Designated Event) substantially the same as the 2004 Convertible Subordinated Notes and otherwise in form and substance reasonably acceptable to the Agent.”

     (B) The definition of “Convertible Senior Subordinated Notes” appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Convertible Senior Subordinated Notes” shall mean (i) LGEI’s convertible senior subordinated notes issued pursuant to an offering circular dated November 28, 2003 which are due on December 15, 2010, (ii) the 2004 Convertible Subordinated Notes, and (iii) the 2005 Convertible Subordinated Notes.”

     (C) Section 6.15 of the Credit Agreement is hereby amended by replacing the “.” at the end of the last sentence thereof with a “;” and adding the following to the end thereof:

     “provided that, all charges related to any stock appreciation rights issued by the Borrowers shall not be included in any calculation of overhead expenses under this Section 6.15 until such time as such charges are paid.”

     (D) Section 6.17 of the Credit Agreement is hereby amended by replacing clause (ii) thereof in its entirety as follows:

     “(ii) Consolidated Net Income plus non-cash charges (e.g., amortization of capitalized film costs and financing costs), for each such rolling four-quarter period, to be above 3.5 to 1 for the rolling four-quarter period ending September 30, 2004, 2.5 to 1 for the rolling four-quarter periods ending December 31, 2004 and March 31, 2005, 2.0 for the rolling four-quarter periods ending June 30, 2005, September 30, 2005 and December 31, 2005, and 1.5 to 1 for the rolling four-quarter periods ending March 31, 2006 and the end of each period thereafter provided, that for the quarters ending December 31, 2003 through June 30, 2004, the Borrowers shall not be required to maintain any Leverage Ratio.”

     (E) Section 7(u) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(u) the occurrence of any “Designated Event” as defined in the Indenture dated December 3, 2003, the indenture issued in connection with the 2004 Convertible Subordinated Notes, and the indenture issued in connection with the 2005 Convertible Subordinated Notes.”

     Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being herein called the “Effective Date”):

     (A) the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and the Required Lenders;

     (B) the Term Loans together with all interest thereon shall have been paid in full;

     (C) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Agent) due and payable by any Credit Party to the Agent and/or the Lenders; and

     (D) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

     Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

     (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

     Section 5. Further Assurances. At any time and from time to time, upon the Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

     Section 6. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

     Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 10. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

     Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

BORROWERS: LIONS GATE ENTERTAINMENT CORP.
By:	/s/ James E. Keegan
	Name:	James E. Keegan
	Title:	CFO

LIONS GATE ENTERTAINMENT INC.
By:	/s/ James E. Keegan
	Name:	James E. Keegan
	Title:	CFO

GUARANTORS:

408376 B.C. LIMITED
AM PSYCHO PRODUCTIONS, INC.
ATTRACTION PRODUCTIONS LLC
BLUE PRODUCTIONS INC.
CINEPIX ANIMATION INC./ANIMATION CINEPIX INC.
CINEPIX FILMS INC./FILMS CINEPIX INC.
CONFIDENCE PRODUCTIONS, INC.
COVEN PRODUCTIONS CORP.
CUBE FORWARD PRODUCTIONS CORP.
CUT PRODUCTIONS INC.
DEAD ZONE PRODUCTION CORP.
DEVILS REJECTS, INC.
FINAL CUT PRODUCTIONS CORP.
FIVE DAYS PRODUCTIONS CORP.
FRAILTY PRODUCTIONS, INC.
HIGH CONCEPT PRODUCTIONS INC.
HYPERCUBE PRODUCTIONS CORP.
KING OF THE WORLD PRODUCTIONS LLC
LG PICTURES INC.
LIONS GATE FILMS CORP.
LIONS GATE FILMS DEVELOPMENT CORP.
LIONS GATE FILMS INC.
LIONS GATE FILMS PRODUCTIONS CORP./PRODUCTIONS FILMS
LIONS GATE S.A.R.F.
LIONS GATE MUSIC CORP.

LIONS GATE RECORDS, INC.
LIONS GATE STUDIO MANAGEMENT LTD.
LIONS GATE TELEVISION CORP.
LIONS GATE TELEVISION (ONTARIO) CORP.
LIONS GATE TELEVISION
DEVELOPMENT LLC
LIONS GATE TELEVISION INC.
LUCKY 7 PRODUCTIONS CORP.
MISSING PRODUCTIONS CORP.
MISSING PRODUCTIONS I CORP.
MISSING PRODUCTIONS II CORP.
MOTHER PRODUCTIONS CORP.
M WAYS PRODUCTIONS CORP.
M WAYS II PRODUCTIONS CORP.
PLANETARY PRODUCTIONS, LLC
PRESSURE PRODUCTIONS CORP.
PRISONER OF LOVE PRODUCTIONS CORP.
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
SHUTTERSPEED PRODUCTIONS CORP.
TERRESTRIAL PRODUCTIONS CORP.
VOID PRODUCTIONS CORP.
WEEDS PRODUCTIONS INC.
WIDOW PRODUCTIONS CORP.
WILDFIRE PRODUCTIONS INC.
WRITERS ON THE WAVE
3F SERVICES, INC.
ARIMA INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN FILMED PRODUCTIONS, INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN MUSIC INC.
ARTISAN PICTURES INC.
ARTISAN RELEASING INC.
ARTISAN TELEVISION INC.
BD OPTICAL MEDIA, INC.
BL DISTRIBUTION CORP.
CAVE PRODUCTIONS, INC.
FHCL, LLC
FILM HOLDINGS CO.
FUSION PRODUCTIONS, INC.
LANDSCAPE ENTERTAINMENT CORP.
POST PRODUCTION, INC.
PUNISHER PRODUCTIONS, INC.
SCREENING ROOM, INC.

SILENT DEVELOPMENT CORP. VESTRON INC.
By:	/s/ James E. Keegan
	Name:	James E. Keegan
	Title:	CFO

BLAIR WITCH FILM PARTNERS LTD.
By:	Artisan Filmed Productions Inc.
Its:	General Partner

By:	/s/ James E. Keegan
	Name:	James E. Keegan
	Title:	CFO

LENDERS: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, (formerly known as JPMorgan Chase Bank), individually and as Administrative Agent

By:	/s/ Garrett J. Verdone
	Name:	Garrett J. Verdone
	Title:	Senior Vice President

Address:	277 Park Avenue, 16th Floor
New York, NY 10172
Attention:	Garrett Verdone
Facsimile:	(212) 899-2893

BANK LEUMI USA
By:	/s/ Jacques Delvoye
	Name:	Jacques Delvoye
	Title:	Vice President

Address:	8383 Wilshire Blvd. #400
Beverly Hills, CA 90211
Attention:	J. Delvoye
Facsimile:	(323) 966-4250

BNP PARIBAS
By:	/s/ Frederique Merhaut
	Name:	Frederique Merhaut
	Title:	Director

Address:	725 S. Figueroa St., #2090
Los Angeles, CA 90017
Attention:	Frederique Merhaut
Facsimile:	(213) 488-9602

By:	/s/ Tjalling Terpstra
	Name:	Tjalling Terpstra
	Title:	Director

Address:	725 S. Figueroa St., #2090
Los Angeles, CA 90017
Attention:	Tjalling Terpstra
Facsimile:	(213) 488-9602

CITY NATIONAL BANK
By:	/s/ Norman B. Starr
	Name:	Norman B. Starr
	Title:	Senior Vice President

Address:
Attention:
Facsimile:

FLEET NATIONAL BANK
By:	/s/ Amy Peden
	Name:	Amy Peden
	Title:	Vice President

Address:	335 Madison Ave.
New York, NY 10023
Attention:
Facsimile:	(212) 503-7173

ISRAEL DISCOUNT BANK OF NEW YORK
By:	/s/ Alan Lefkowitz
	Name:	Alan Lefkowitz
	Title:	First Vice President

Address:	511 Fifth Avenue
New York, NY 10017
Attention:	Alan Lefkowitz
Facsimile:	(212) 599-4276

By:	/s/ Lucas Ramirez
	Name:	Lucas Ramirez
	Title:	Assistant Vice President

Address:	511 Fifth Avenue
New York, NY 10017
Attention:	Lucas Ramirez
Facsimile:	(212) 599-4276

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually and as Canadian Agent
By:	/s/ Christine Chan
	Name:	Christine Chan
	Title:	Vice President

Address:	200 Bay Street, Royal Bank Plaza
South Tower, Suite 1800 Toronto, Ontario M5J 2J2
Attention:	Christine Chan
Facsimile:	(416) 981-9138

MANUFACTURERS BANK
By:	/s/ Sandy Lee
	Name:	Sandy Lee
	Title:	Vice President

Address:	515 S. Figueroa St.
Los Angeles, CA 90036
Attention:	Sandy Lee
Facsimile:	(213) 489-6028

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Joan F. Stigliano
	Name:	Joan F. Stigliano
	Title:	Senior Vice President

Address:	633 W. Fifth St., 30th Floor
Los Angeles, CA 90071
Attention:	Joan F. Stigliano
Facsimile:	(213) 615-6797

SOCIETE GENERALE
By:	/s/ Mark Vigil
	Name:	Mark Vigil
	Title:	Managing Director

Address:
Attention:
Facsimile:

THE LEWIS HORWITZ ORGANIZATION, a division of Imperial Capital Bank
By:	/s/ David Hutkin
	Name:	David Hutkin
	Title:	Vice President

Address:	1840 Century Park East, #1000
Los Angeles, CA 90067
Attention:	David Hutkin
Facsimile:	(310) 275-8055

UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Kin Cheng
	Name:	Kin Cheng
	Title:	Assistant Vice President

Address:	445 S. Figueroa St., 16th Floor
Los Angeles, CA 90071
Attention:	Danny Mandel
Facsimile:	(213) 236-5852

WESTLB AG (formerly Westdeutsche Landesbank Girozentrale), NEW YORK BRANCH
By:	/s/ Lucie L. Guernsey
	Name:	Lucie L. Guernsey
	Title:	Executive Director

Address:	1211 Avenue of the Americas
New York, NY 10036
Attention:
Facsimile:	(212) 597-5408

By:	/s/ Salvatore Battinelli
	Name:	Salvatore Battinelli
	Title:	Managing Director

Address:
Attention:
Facsimile:

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Philip Tubb
	Name:	Philip Tubb
	Title:	Authorized Signatory

Address:
Attention:
Facsimile:

GRAYSON & CO.
By:
Name:
Title:

Address:
Attention:
Facsimile: